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FIRST INVESTORS
U.S. GOVERNMENT PLUS FUND


SEMI-ANNUAL REPORT
JUNE 30, 2000


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The words "A MEMBER OF THE FIRST INVESTORS FINANCIAL NETWORK"
under the First Investors logo.



Market Overview
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND

Dear Investor:

We are pleased to present this Market Overview for the semi-annual report for the First Investors U.S Government Plus Fund for the six-month period ended June 30, 2000.

The Economy

The U.S. economy, now in its tenth year of expansion, continued its solid performance during the period, with the gross domestic product
(GDP) growing by 5.0% on an annualized basis. The unemployment rate fell to 4.0% in June, near a 30-year low. Consumer confidence remained high as personal income continued to grow. Durable goods orders (for airplanes, computers, etc.) and industrial production continued to rise.

The rate of inflation began to trend slightly higher, although remaining benign by historical standards. The consumer price index, a broad inflation gauge, increased 3.7% during the 12 months ending June 2000, but only 2.4% excluding the volatile food and energy components. The primary inflation story was the approximately 45% increase in the price of oil during the first six months of the year. In the labor market, the inflationary impact of rising wages was largely offset by the continued improvement in productivity that has characterized much of the current economic expansion.

Against this backdrop, the Federal Reserve ("the Fed") continued to tighten monetary policy based upon its concerns about the pace of economic growth (fourth quarter 1999 and first quarter 2000 growth exceeded 6.5%) and the tight labor market. In all, the Fed raised short-term interest rates three times during the review period, accounting for a total of 100 basis points (1%).

The Equity Market

The first three months of 2000 were very bumpy for equity investors. Encouraged by the smooth transition into the new century, investors flooded the market with cash that had been hoarded in anticipation of Y2K computer difficulties. The market surged in early January, before quickly coming back down to earth and ending the month with its worst January performance since 1990. The market continued to gyrate up and down for much of the first quarter of 2000, and ultimately posted a positive return of 2.3% for the quarter, as measured by the Standard & Poor's 500 Index. Investors continued to chase after technology stocks, and the Nasdaq market again had strong returns, posting a 12.4% gain. As remarkable as the first quarter volatility was, it seems merely to have been a precursor of the three month roller coaster ride that took place in the second quarter of 2000.

Macro-economic concerns, such as inflation and rising interest rates, weighed heavily on the market during the second quarter. Amid the volatility, investors initially gravitated toward safety, moving into pharmaceutical, utilities, consumer and food stocks. Technology and retail stocks, however, were shunned and did not fare as well. The Nasdaq was particularly hard hit early in the second quarter. By May 20th, the Nasdaq Composite Index had fallen 37% from its March 10th high of 5,048. It then reversed course and posted one of its best months ever in June, gaining 16%. These short-term ups-and-downs resulted in a 13% drop for the second quarter and a 2.5% decline for the first half of 2000. However, from a longer term viewpoint, the Nasdaq was up a very strong 48% over the past 52 weeks. The broader Standard & Poor's 500 Index did not suffer the severe swings of the technology heavy Nasdaq, but it did drop from its closing high of 1,527.46 on March 24, 2000 to 1,356.56 on April 14, 2000, a fall of 11%. The Index finished the quarter off 3% and down 1% for the first half of 2000. Despite this extreme volatility, the first-half of the year ended with the equity market on an upswing, posting a strong performance in June as technology stocks picked up some momentum.



The Bond Market

The economy's continued good health and the Fed's attempts to cool the economy produced mixed results for the bond market during the first half of the year. Short-term interest rates rose, with two-year Treasury note yields increasing from 6.21% at year-end to 6.36% on June 30. The increase in rates was primarily attributable to the Fed's ongoing tightening of the money supply. Conversely, long-term interest rates fell slightly after reaching their highest level since 1997 in January. The ten-year Treasury note yield dropped from 6.44% at year-end 1999 to 6.03% as of June 30. This rate decline occurred despite the solid economy and the Fed's actions largely because of the U.S. budget surplus. Driven by the strong economy of recent years, tax collections have increased, producing a budget surplus estimated at $211 billion for 2000 and $1.3 trillion over the next ten years. The Federal government's good fortune has helped shrink the supply of U.S. Treasury debt. Issuance of new Treasury securities has slowed and the Treasury has begun buying back debt in the open market. If the economy continues to steam ahead, some optimistic analysts have predicted that all public debt (U.S. Treasury and municipal bonds) could be eliminated by 2012.

The decrease in Treasury debt helped trigger an unusual occurrence in the bond market. Normally, interest rates on bonds with longer maturities are higher than interest rates on bonds with shorter maturities due to the former's greater interest rate risk. However, in recent months, the interest rates on longer maturity Treasury bonds have fallen below those of shorter maturities, causing the yield curve to invert. While the Fed has raised short-term rates, long-term Treasury rates have fallen due to the scarcity of high-quality bonds. However, the decline in long-term interest rates has been limited to public debt. In the private debt markets (corporate bonds, mortgage-backed bonds, etc.), long-term yields have remained high, reflecting the strong economy and inflation concerns.

Among the different sectors of the bond market, Treasury securities (particularly long-term debt) provided the highest returns during the first six months. The municipal bond sector was the second best performing sector, with new issuance down 22% versus the same period of 1999, as the strong economy helped decrease the need for municipalities to issue debt. In the mortgage-backed bond sector, investors also benefited from a decline in issuance as well as an excellent prepayment environment, as refinancings declined but home sales remained high. In the investment grade corporate bond sector, the active Fed, "event risk" (mergers and other actions taken by companies to improve their stock price), the inverted yield curve, and heavy supply (June was the heaviest month in the history of corporate bond issuance) converged to produce disappointing results. However, higher-rated issues fared better than lower-rated credits. The high yield bond segment posted the weakest returns in the bond market, due to the factors which adversely affected the investment grade corporate bond market plus rising default rates and lack of investor demand due to better returns in other asset classes.

Looking Ahead

Going forward, the Fed may raise interest rates once or twice more in an effort to slow the economy's momentum. The Fed took no action at its meeting at the end of June, but maintained a bias to raise rates. For the equity market, we remain optimistic that solid economic fundamentals and healthy corporate profits may produce positive returns for the second half of 2000. In the bond market, it appears that long-term rates most likely peaked in January. Rates may move somewhat higher from current levels until the Fed concludes its rate increases. The conclusion of Fed tightening, coupled with a slowing economy, could create a catalyst for a bond market rally by the end of the year.

Because it is impossible to predict the future direction of the markets, even over the short term, there are certain basic investment principles that we encourage our clients to follow to reduce exposure to risk.* First, we encourage clients to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our clients to diversify their portfolios among stock funds, bond funds and money market funds. Third, we encourage our shareholders to follow a regular investment plan, investing a specific amount of money at defined intervals. This strategy is known as "dollar cost averaging." It may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.



Of course, no financial plan or program, no matter how well-designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. If you use dollar cost averaging, you should consider your ability to continue purchases through periods of declining prices.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ PATRICIA D. POITRA

Patricia D. Poitra
Director of Equities
First Investors Management Company, Inc.

/S/ CLARK D. WAGNER

Clark D. Wagner
Chief Investment Officer
First Investors Management Company, Inc.

July 31, 2000

* There are a variety of risks associated with investing in mutual funds. For stock funds, the risks include market risk (the risk that the entire stock market will decline because of an event such as a deterioration in the economy or a rise in interest rates), as well as special risks associated with investing in certain types of stock mutual funds, such as small-cap funds and global and international funds. For bond funds, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, longer-term bonds fluctuate more than shorter-term bonds in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole. You should consult your prospectus for a precise explanation of the risks associated with your fund.



Portfolio of Investments
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1st FUND
June 30, 2000

-------------------------------------------------------------------------------------------------
                                                                                           Amount
Principal                                                                                Invested
   Amount                                                                                For Each
       or                                                                              $10,000 of
   Shares    Security                                                       Value      Net Assets
-------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT SECURITIES--98.6%
   $1,350M   Treasury STRIPS, due 11/15/2004 (cost $879,570)           $1,034,038         $ 9,862
-------------------------------------------------------------------------------------------------
             COMMON STOCKS--.3%
             Basic Materials--.2%
      100    Chirex, Inc.                                                   2,000              19
-------------------------------------------------------------------------------------------------
             Consumer Cyclicals--.1%
      100    Ames Department Stores, Inc.                                     775               8
-------------------------------------------------------------------------------------------------
             Total Value of Common Stocks (cost $4,332)                     2,775              27
-------------------------------------------------------------------------------------------------
Total Value of Investments (cost $883,902)                   98.9%      1,036,813           9,889
Other Assets, Less Liabilities                                1.1          11,659             111
-------------------------------------------------------------------------------------------------
Net Assets                                                  100.0%     $1,048,472         $10,000
=================================================================================================

See notes to financial statements




Statement of Assets and Liabilities
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1st FUND
June 30, 2000

--------------------------------------------------------------------------------------------
Assets
Investments in securities:
  At identified cost                                                              $  883,902
                                                                                  ==========
  At value (Note 1A)                                                              $1,036,813
Cash                                                                                  11,756
Other assets                                                                           2,675
                                                                                  ----------
Total Assets                                                                       1,051,244
                                                                                  ----------
Liabilities
Accrued expenses                                                                       2,260
Accrued advisory fees                                                                    512
                                                                                  ----------
Total Liabilities                                                                      2,772
                                                                                  ----------
Net Assets                                                                        $1,048,472
                                                                                  ==========

Net Assets Consist of:
Capital paid in                                                                   $  846,327
Undistributed net investment income                                                   37,631
Accumulated net realized gain on investment transactions                              11,603
Net unrealized appreciation in value of investments                                  152,911
                                                                                  ----------
Total                                                                             $1,048,472
                                                                                  ==========
Shares of beneficial interest outstanding (Note 3)                                   113,572
                                                                                  ==========
Net Asset Value and Redemption Price Per Share
  (Net assets divided by shares of beneficial interest outstanding)                   $ 9.23
                                                                                      ======
Maximum Offering Price Per Share
  (Net asset value /.92)*                                                             $10.03
                                                                                      ======
* On purchases of $10,000 or more, the sales charge is reduced.

See notes to financial statements




Statement of Operations
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1st FUND
Six Months Ended June 30, 2000

--------------------------------------------------------------------------------------------
Investment Income
Interest income                                                                     $ 43,323
                                                                                    --------
Expenses (Notes 1 and 4):
  Advisory fee                                                                         5,174
  Professional fees                                                                    5,396
  Shareholder servicing costs                                                          1,493
  Reports and notices to shareholders                                                    290
  Custodian fees                                                                          71
  Other expenses                                                                         242
                                                                                    --------
Total expenses                                                                        12,666
Less: Expenses waived or assumed                                                      (6,903)
      Custodian fees paid indirectly                                                     (71)
                                                                                    --------
Net expenses                                                                           5,692
                                                                                    --------
Net investment income                                                                 37,631
                                                                                    --------
Realized and Unrealized Gain (Loss) on Investments (Note 2):

Net realized gain on investments                                                      11,603
Net unrealized depreciation of investments                                            (9,000)
                                                                                    --------
Net gain on investments                                                                2,603
                                                                                    --------
Net Increase in Net Assets Resulting from Operations                                $ 40,234
                                                                                    ========

See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1st FUND

------------------------------------------------------------------------------------------------
                                                                        1/1/00 to      1/1/99 to
                                                                          6/30/00       12/31/99
------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets from Operations
  Net investment income                                                $   37,631     $   76,639
  Net realized gain on investments                                         11,603         16,271
  Net unrealized depreciation of investments                               (9,000)      (155,580)
                                                                       ----------     ----------
    Net increase (decrease) in net assets resulting from operations        40,234        (62,670)
                                                                       ----------     ----------
Distributions to Shareholders
  Net investment income                                                        --        (76,736)
  Net realized gains                                                           --        (16,271)
                                                                       ----------     ----------
    Total distributions                                                        --        (93,007)
                                                                       ----------     ----------
Trust Share Transactions *
Proceeds from shares sold                                                      --             --
Reinvestment of distributions                                                  --         90,921
Cost of shares redeemed                                                   (82,239)       (79,314)`
                                                                       ----------     ----------
    Net increase (decrease) from trust share transactions                 (82,239)        11,607
                                                                       ----------     ----------
Net decrease in net assets                                                (42,005)      (144,070)

Net Assets
  Beginning of period                                                   1,090,477      1,234,547
                                                                       ----------     ----------
  End of period (including undistributed net investment income of
    $37,631 and $0 respectively)                                       $1,048,472     $1,090,477
                                                                       ==========     ==========

* Trust Shares Issued and Redeemed
  Sold ...                                                                     --             --
  Issued on distributions reinvested                                           --         10,239
  Redeemed                                                                 (9,265)        (8,078)
                                                                       ----------     ----------
  Net increase (decrease) in trust shares outstanding..                    (9,265)         2,161
                                                                       ==========     ==========

See notes to financial statements




Notes to Financial Statements
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1st FUND

1. Significant Accounting Policies -- First Investors U.S. Government Plus Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified open-end management investment company. The Trust operates as a series fund, currently issuing shares of beneficial interest of the 1st Fund (the "Fund") only. The Fund's objective is first to generate income, and, to a lesser extent, achieve long-term capital appreciation.

A. Security Valuation -- Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded. Securities which have no sales on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and asked prices. The Treasury STRIPS in which the Fund invests are traded primarily in the over-the-counter market. Such securities are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith under the direction of the Trust's officers in a manner specifically authorized by the Trustees of the Trust.

B. Federal Income Taxes -- No provision has been made for federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve the Fund from all, or substantially all, federal income taxes.

C. Distributions to Shareholders -- Distributions to shareholders are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for post-October capital losses.

D. Security Transactions and Investment Income -- Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for common stocks and the amortized cost basis for Treasury STRIPS for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income (consisting of accreted discount) and estimated expenses are accrued daily. For the six months ended June 30, 2000, the Fund's custodian has provided credits in the amount of $71 against custodian charges based on the uninvested cash balances of the Fund.

E. Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.



Notes to Financial Statements (continued)
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1st FUND

2. Security Transactions -- During the six months ended June 30,
2000, the Fund sold long-term U.S. Government Obligations amounting to $90,419. There were no other security transaction during the period.

At June 30, 2000, the cost of investments for federal income tax purposes was $883,902. Accumulated net unrealized appreciation on investments was $152,911, consisting of $154,968 gross unrealized appreciation and $2,057 gross unrealized depreciation.

3. Trust Shares -- The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of the Fund.

4. Advisory Fee and Other Transactions With Affiliates -- Certain officers and trustees of the Trust are officers and directors of its investment adviser, First Investors Management Company, Inc.
("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the
Trust's individual retirement accounts ("IRA"). Trustees of the Trust who are not "interested persons" of the Trust as defined in the 1940 Act are remunerated by the Fund. For the six months ended
June 30, 2000, total trustees fees accrued by the Fund amounted to $150.

The Investment Advisory Agreement provides as compensation to FIMCO, an annual fee, payable monthly, at the rate of 1% of the first $200 million of the Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. Total advisory fee accrued to FIMCO for the six months ended June 30, 2000, was $5,174 of which $2,070 was waived. In addition, expenses of $4,833 were assumed by FIMCO.

For the six months ended June 30, 2000, shareholder servicing costs included $707 in transfer agent fees paid to ADM and $326 in IRA custodian fees paid to FFS.



Financial Highlights
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1st FUND

The following table sets forth the operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

                                            1/1/00                   Year Ended December 31
                                                to  -------------------------------------------------------
                                           6/30/00      1999       1998        1997        1996        1995
                                          --------  --------  ---------    --------    --------    --------
Per Share Data
--------------
Net Asset Value, Beginning of Year         $  8.88   $ 10.23     $10.25      $10.37      $11.58      $ 9.83
                                          --------  --------  ---------    --------    --------    --------
Income from Investment Operations:
  Net Investment Income                      0.331     0.681      0.723       0.670       0.648       0.667

  Net Realized and Unrealized Gain
  (Loss) on Investments                      0.019    (1.205)     0.453       0.274      (0.863)      2.114
                                          --------  --------  ---------    --------    --------    --------
    Total from Investment Operations         0.350    (0.524)     1.176       0.944      (0.215)      2.781
                                          --------  --------  ---------    --------    --------    --------

Less Distributions from:
  Net Investment Income                         --     0.681      0.723       0.670       0.648       0.667
  Net Realized Gain                             --     0.145      0.473       0.394       0.347       0.364
                                          --------  --------  ---------    --------    --------    --------
    Total Distributions                         --     0.826      1.196       1.064       0.995       1.031
                                          --------  --------  ---------    --------    --------    --------
Net Asset Value, End of Year                 $9.23     $8.88     $10.23      $10.25      $10.37      $11.58
                                          ========  ========  =========    ========    ========    ========
Total Return (%)+                             3.94     (5.12)     11.47        9.10       (1.86)      28.29
-----------------

Ratios/Supplemental Data
------------------------
Net Assets, End of Year (in thousands)      $1,048    $1,090     $1,235      $1,282      $1,359      $1,524

Ratio to Average Net Assets:(%)*
  Expenses                                    1.10(a)   1.10       1.10        1.37        1.60        1.60
  Net Investment Income                       7.22(a)   6.65       6.35        6.11        5.70        5.60

Ratio to Average Net Assets
Before Expenses
Waived or Assumed:(%)
  Expenses                                    2.44(a)   2.08       1.93        1.93        1.98        1.87
  Net Investment Income                       5.88(a)   5.67       5.52        5.55        5.32        5.33

Portfolio Turnover Rate (%)                      0         1          1           0           7           7

 +  Calculated without sales charges
 *  Net of expenses waived or assumed (Note 4)
(a) Annualized

See notes to financial statements




Independent Auditors' Report

To the Shareholders and Trustees of
First Investors U.S. Government Plus Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the 1st Fund of First Investors U.S. Government Plus Fund at June 30, 2000, and the related statement of operations for the six months then ended, the statement of changes in net assets for the six months ended June 30, 2000 and the year ended December 31, 1999 and financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the 1st Fund of First Investors U.S. Government Plus Fund at June 30, 2000, and the results of its operations for the six months then ended, changes in its net assets and financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                       Tait, Weller & Baker

Philadelphia, Pennsylvania
July 31, 2000



FIRST INVESTORS U.S. GOVERNMENT PLUS FUND


Trustees
--------

James J. Coy (Emeritus)

Robert M. Grohol

Glenn O. Head

Kathryn S. Head

Larry R. Lavoie

Rex R. Reed

Herbert Rubinstein

James M. Srygley

John T. Sullivan

Robert T. Wentworth


Officers
--------

Glenn O. Head
President

Concetta Durso
Vice President and Secretary

Patricia D. Poitra
Vice President

Joseph I. Benedek
Treasurer

Mark S. Spencer
Assistant Treasurer

Carol Lerner Brown
Assistant Secretary


Shareholder Information
-----------------------

Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103



It is the Trust's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mail if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.